PROSPECTUS SUPPLEMENT
                         To prospectus date May 1, 1999

             Lincoln Benefit Life Investor's Select Variable Annuity


The language on page 23 under the final bullet point in the paragraph under "Withdrawal Charge" that states "No Withdrawal Charge is applied in the following situations ", is deleted and the following language is substituted:

         withdrawals under Contract issued to employees of Lincoln Benefit Life Company or its affiliates Surely Life Insurance Company and LSA Securities, Inc. or to their spouses or minor children if these individuals reside in the state of Nebraska.

Supplement dated November 15, 1999